                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         August 15, 2007 (July 23, 2007)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                      000-50301                42-1591104
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 23, 2007, PSB Group, Inc. issued a news release entitled "PSB Group, Inc. Announces Second Quarter Earnings" to report its preliminary financial results for the quarter and six month period ended June 30, 2007. A copy of the news release was furnished as Exhibit 99.1 to a report on Form 8-K filed by PSB Group on July 25, 2007. This report on Form 8-K/A amends the report on Form 8-K filed by PSB Group on July 23, 2007 to restate in its entirety the news release furnished as Exhibit 99.1 thereto.

     The information furnished in this Form 8-K/A, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 7.01 REGULATION FD DISCLOSURE.

     In addition to the news release dated August 14, 2007, PSB Group sent the attached Letter to Shareholders on or around August 15, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

Exhibit Number
--------------
     99.1        Press Release, dated August 14, 2007 issued by PSB Group, Inc.

     99.2        Letter to Shareholders


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PSB GROUP, INC.


Dated: August 15, 2007                  By: /s/ Michael J. Tierney
                                            ------------------------------------
                                            Michael J. Tierney
                                            President and Chief Executive
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
     99.1        Press Release, dated August 14, 2007 issued by PSB Group, Inc.

     99.2        Letter to Shareholders


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